UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2005

PETROLEUM HELICOPTERS, INC.

(Exact Name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-9287 (Commission File Number)	72-0395707 (IRS Employer Identification No.)

2001 SE Evangeline Thruway
Lafayette, LA 70508
(Address of Principal Executive Offices)

(800) 235-2452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On May 23, 2005, we issued a press release announcing the offering of 3,500,000 shares of our non-voting common stock under our shelf registration statement on Form S-3 (File No. 333-123528), which was declared effective by the Securities and Exchange Commission on March 31, 2005. We will grant the underwriters an option to purchase up to an additional 525,000 shares at the public offering price to cover any over-allotments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release of Petroleum Helicopters, Inc. dated May 23, 2005

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM HELICOPTERS, INC.

Date: May 23, 2005	By:	/s/ MICHAEL J. MCCANN

Michael J. McCann Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Petroleum Helicopters, Inc. dated May 23, 2005